CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Institutional Mutual Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 2, 2005                  /s/ George R. Aylward
     ----------------------        -----------------------------------------
                                   George R. Aylward, Executive Vice President
                                   (principal executive officer)


I,  Nancy  G.  Curtiss,   Chief  Financial  Officer  and  Treasurer  of  Phoenix
Institutional Mutual Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 2, 2005                  /s/ Nancy G. Curtiss
     ----------------------        --------------------------------------------
                                   Nancy G. Curtiss, Chief Financial Officer and
                                   Treasurer
                                   (principal financial officer)